EXHIBIT 10.2
SECOND AMENDMENT
TO THE AMENDED AND RESTATED PREFERRED DISTRIBUTOR AGREEMENT

This Second Amendment to the Amended and Restated Preferred Distributor Agreement (this “Second Amendment”) is entered into as of December 21, 2023 (the “Second Amendment Effective Date”) by and among Bloom Energy Corporation (“Bloom Corp”), a corporation established under the laws of the State of Delaware, United States of America, Bloom SK Fuel Cell, LLC (“JV”), a limited liability company organized under the laws of the Republic of Korea, and SK ecoplant Co., Ltd. (f/k/a SK Engineering & Construction Co., Ltd.) (“Distributor”), a corporation established under the laws of the Republic of Korea. Each of Bloom Corp, JV and Distributor are referred to herein as a “Party,” and together, as the “Parties.”
RECITALS
WHEREAS, Bloom Corp develops, manufactures and supplies certain Products in connection with electric power facilities. Distributor is experienced and engaged in the business of engineering, procuring, and constructing electric power facilities on a turnkey basis, including the distribution of electric power generation components integrated into such facilities;
WHEREAS, Bloom Corp and Distributor entered into a preferred distributor agreement dated November 14, 2018 (the “PDA”);
WHEREAS, Bloom Corp and Distributor agreed to amend the PDA on the terms of an amendment agreement dated December 19, 2018, an amendment agreement dated January 30, 2019 and a joinder and amendment agreement dated April 17, 2020 pursuant to which JV became a party to the PDA (such amendments, collectively, the “Amendments”);
WHEREAS, the Parties amended and restated the PDA in its entirety on October 23, 2021 (such amended and restated PDA, the “Original ARPDA”) providing, in Section 2e, for a 450 MW take or pay commitment of Distributor during a 3-year period from 2022 through 2024;
WHEREAS, the Parties agreed to amend the Original ARPDA on the terms of the First Amendment dated September 29, 2023 (such amended Original ARPDA, the “ARPDA”);
WHEREAS, the Parties acknowledge that, as of the Second Amendment Effective Date, Distributor has satisfied [***] MW of its take or pay commitment as set forth in the ARPDA;
WHEREAS, the Parties wish to set forth an updated Distributor’s volume commitment in order to reflect the renegotiation of the remaining original commitment of 250 MW for the year 2024 in exchange for an extension of the volume commitment period for additional two years and an increase of the total volume commitment during the Term by an additional 250 MW; and
WHEREAS, the Parties wish to modify certain other provisions of the ARPDA as set forth below.
NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

EXHIBIT 10.2
I. The definition of the “Product” in Section 1(a) of the ARPDA (Definitions) shall be restated as follows:
““Product” means any of the Energy Server and Company-Required Ancillary Equipment, and for deals mutually agreed by the Parties, any of the SOEC, as well as any Software, Documentation or Updates provided pursuant to this Agreement.”
The definition of the “Bookings Target” in Section 1(a) of the ARPDA (Definitions) shall be deleted.
II. Section 2(e) of the ARPDA (Commitment) is deleted in its entirety and shall be amended and restated as follows:
(i) Commitment.
(1) Distributor shall purchase, on a firm basis, the following volume of Energy Servers for each of the calendar years set forth below (with respect to each calendar year, the quantity indicated below for such year, the “Yearly Quantity”):

Calendar Year	Yearly Quantity (MW)
2023	[***]
2024	[***]
2025	[***]
2026	[***]
2027	[***]
All numbers in the table above are expressed for SOFC. For the purposes of calculation of satisfaction of the foregoing commitment, an SOEC ordered shall be converted to the SOFC utilizing the coefficient agreed by the Parties in the Purchase Order placed in respect of such SOEC. For example, if 100 MW SOEC is purchased at $1,500/kW and the SOFC pricing in the quarter of SOEC was purchased is at $3,000/kW, the half of SOEC volume, 50MW in this case, shall be counted towards a fulfillment of commitment volume.
No later than November 30th of each year commencing in 2024, the Parties will agree in writing on a minimum volume of Energy Servers for each of the quarters of the following calendar year (each, the “Minimum Quarterly Quantity”), provided that the Yearly Quantity for such year shall remain unchanged. If the Parties fail to reach such an agreement, then the Minimum Quarterly Quantity for 2025 shall be equal to [***] MW for each of Quarter 1 and Quarter 2, and [***] MW for each of Quarter 3 and Quarter 4. Likewise, if the Parties fail to reach such an agreement, then the Minimum Quarterly Quantity for 2026 and 2027 shall be equal to [***] MW for each of Quarter 1 and Quarter 2, and [***] MW for each of Quarter 3 and Quarter 4.
Any Minimum Quarterly Quantity not purchased in a given quarter shall constitute a material breach (“Event of Default”) by Distributor of this Agreement. If Event of Default occurs in respect of any quarter other than Quarter 4 2023, then Distributor shall pay Company an amount equal to the loss of profit sustained by Company as the result of such Event of Default. The Parties shall agree a sum of loss of profit upon the occurrence of the Event of Default.

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

EXHIBIT 10.2
(2) Minimum Quarterly Quantity for Quarter 4 2023. The Parties acknowledge that, as of the Second Amendment Effective Date, Distributor has already purchased [***] MW of the Yearly Quantity for the calendar year 2023. Distributor shall purchase the remaining [***] MW of the Yearly Quantity for 2023 by the end of Quarter 4 2023, failing which Distributor shall pay Company the amount Distributor would have paid to Company had it accepted Delivery of Energy Servers corresponding to such volumes. The Invoice Due Date for the Purchase Orders in respect of the Minimum Quarterly Quantity for Quarter 4 2023 shall be within one hundred twenty (120) days of the date of each Purchase Order. For avoidance of doubt, the quantity purchased by Distributor and expressed in MW shall be rounded to one decimal place.
(3) Calendar Year 2024 Minimum Quarterly Quantities. For calendar year 2024, the Yearly Quantity shall be [***] MW. However, Distributor may, without penalty, adjust Minimum Quarterly Quantity to [***] MW for each of Quarter 1 and Quarter 2, and to [***] MW for each of Quarter 3 and Quarter 4, provided that any unfulfilled Yearly Quantity for 2024 will be deferred to calendar year 2025. For example, if [***] MW is purchased by year end 2024, an additional [***] MW will be required to be purchased in 2025, and the Yearly Quantity for 2025 will therefore be [***] MW.
(4) Unfulfilled Yearly Quantity. Any unfulfilled Yearly Quantity for years 2024, 2025 and 2026 may be deferred to the following calendar year without penalty, provided that all remaining volumes must be purchased by Distributor no later than December 31, 2027, failing which an Event of Default occurs. If such Event of Default occurs, the Distributor shall pay Company an amount equal to the loss of profit sustained by Company as the result of such Event of Default. The Parties shall agree a sum of loss of profit upon the occurrence of the Event of Default. Furthermore, Company shall be entitled to terminate this Agreement effective immediately upon delivery of written notice to Distributor. For the avoidance of doubt, in the event that a compensation for a loss of profit has already been paid by Distributor in respect of the Event of Default that occurred due to failure to purchase a Minimum Quarterly Quantity, such Minimum Quarterly Quantity shall be deemed to have been purchased by the Distributor for the purpose of calculating any unfulfilled Yearly Quantity.
(5) Excess. In the event that Distributor satisfies more than 100% of such quarter’s Minimum Quarterly Quantity, the excess shall be credited against the Minimum Quarterly Quantity of the subsequent quarter.
(6) Satisfaction of Commitment. For purposes of this Section 2(e), commitment shall be deemed satisfied when the Product is Delivered. The Term may be extended for 3 months to allow for Product Delivery.
(7) New Territories. Delivery of Product in markets other than the Territory and U.S. may be credited against Distributor’s Minimum Quarterly Quantity and Yearly Quantity commitment to purchase Energy Servers during the Term as set forth in Section 2(e)(i) above and/or sales, and/or distribution of SOEC equivalent at the Product Price of the Energy Server multiplied by the coefficient agreed by the Parties in the Purchase Order placed in respect of such SOEC.
(8) Amendment to Commitment. Notwithstanding anything to the contrary contained herein, if there is a material change in the Clean Hydrogen Energy Portfolio Standards or any other rules and regulations applicable or relevant to the Products that are or will be promulgated or amended by the government of Korea from time to time has an adverse effect on Distributor’s capacity to fulfil the Minimum Quarterly Quantities or the Yearly Quantities, then Distributor
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

EXHIBIT 10.2
and Bloom Corp shall negotiate in good faith to amend the Yearly Quantities set forth in Section 2(e)(i).
(ii) Appointment.
(1) Subject to the terms and conditions of this Agreement and the Tri-Party Agreement, Company hereby appoints Distributor, for the Term, as an authorized distributor of the Products from Company for redistribution to Customers pursuant to each Project in the Territory for which Distributor has exercised the ROFR pursuant to Section 2(a). This appointment is nonexclusive with respect to Projects outside the Territory, Projects subject to an Exception, Projects for which Distributor has not exercised the ROFR pursuant to Section 2(a), and Projects for which contracted sales occur following the expiration of the Term or earlier termination of this Agreement in accordance with its terms. In such cases, Company reserves the right to license and distribute the Products directly and through any other remarketers, dealers, distributors, sales representatives or other channels and for any purposes. In such cases, Company reserves the right to market and sell upgrades for the Products and/or other products or services to any Customer that has previously obtained a licensed Product from Distributor. Subject to the terms and conditions of this Agreement, Distributor will be free to establish its own pricing for Products.
(2) Each license of Products from Company to Distributor pursuant to this Agreement shall be subject to, and governed by, this Agreement, including without limitation the intellectual property provisions set forth in Section 9, and the export and import restrictions set forth in Section 14. Company shall not be bound by, and specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement and which is submitted by Distributor in any order, receipt, acceptance, confirmation, correspondence or otherwise, unless Company specifically agrees to such provision in a writing signed by Company.
III. Section 6(a) of the ARPDA (Pricing) shall be restated as follows:
“The “Product Price” applicable to Products and the services provided by Technical Advisors pursuant to this Agreement shall be as agreed by the Parties (and subject to the approval of the board of directors of Bloom Corp) on a deal-by-deal basis, as applicable to Bloom Corp or JV, respectively, as supplier. In all cases, the “Product Price” shall be exclusive of taxes and the costs and expenses of Performance Insurance.”
IV. The first sentence of Section 13(a) of the ARPDA (Term) shall be restated as follows:
“The term of this Agreement shall commence on the Effective Date and terminate on December 31, 2027 (the “Initial Term”).”
V. Section 13(e) of the ARPDA (Limitation of Liability) shall be restated as follows:
(e) Limitation of Liability. In the event of termination by either Party in accordance with any of the provisions of this Agreement, neither Party shall be liable to the other, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits (except for Distributor’s liability under Section 2(e)(i)(1) or Section 2(e)(i)(4)) or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of either Party. Termination shall not, however, relieve either Party of any obligations incurred prior to the termination, including, without
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

EXHIBIT 10.2
limitation, i) the obligation of Distributor to pay Company for Products purchased prior to such termination or ii) the obligation of Company to provide purchased Products to Distributor.
VI. The following sentence shall be added immediately after the first sentence in Section 17(a) of the ARPDA (Limitation of Liability):
“The foregoing exclusion of liability for the loss of profits shall not apply to Distributor’s liability under Section 2(e)(i)(1) or Section 2(e)(i)(4).”
VII.Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed to them in the ARPDA.
VIII.Except as specifically set forth herein, all terms and provisions of the ARPDA shall remain in full force and effect as originally written, and all references to the ARPDA hereafter made shall refer to such ARPDA as amended hereby. In the event of a conflict between the terms of this Second Amendment and the ARPDA, the terms of this Second Amendment shall control.
IX. This Second Amendment is governed by and interpreted in accordance with the laws of the State of California and the United States of America, without reference to conflicts of laws principles and excluding the United Nations Convention on Contracts for the Sale of Goods.
X. This Second Amendment may be executed in any number of separate counterparts and delivered by electronic means (including in Portable Document Format (.PDF) and digital signature formats such as DocuSign), each of which shall be deemed an original and all of which together shall constitute one instrument.
IN WITNESS WHEREOF, the Parties have caused Second Amendment to be executed by their duly authorized representatives as of the date first written above.

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

EXHIBIT 10.2
BLOOM CORP
BLOOM ENERGY CORPORATION

By: /s/ Greg Cameron
Name: Greg Cameron

Title: President and Chief Financial Officer

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

EXHIBIT 10.2
JV
BLOOM SK FUEL CELL, LLC

By: /s/ Jose Antonio Hernandez Lopez
Name: Jose Antonio Hernandez Lopez

Title: Representative Director

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

EXHIBIT 10.2
DISTRIBUTOR
SK ECOPLANT CO., LTD

By: /s/ Junghun (Roy) Kim
Name: Junghun (Roy) Kim

Title: Vice President,
Eco Solution Business Unit

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.